SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 13, 2002
                                                  -------------


                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



               0-27618                         16-0547600
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       (Commission File Number)     (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                14228-1197
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    (Address of principal executive offices)                     (Zip Code)




Registrant's telephone number including area code: (716) 689-5400
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(Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

         On May 13, 2002, the registrant announced the sale of substantially all of the assets of its subsidiary Automatic Systems, Inc. (ASI). This sale is reported in the fiscal 2002 financial statements as discontinued operations; prior period results have been restated to reflect the classification of the ASI business as a discontinued operation. The ASI business was the principal business unit of the Company's former Solutions - Automotive segment. A copy of the asset purchase agreement, the press release issued in connection with such action, and a schedule of quarterly segment reporting showing continuing and discontinued operations are attached hereto as Exhibits 10.1, 99.1, and 99.2, respectively.


Item 7.  EXHIBITS


EXHIBIT NUMBER          DESCRIPTION

10.1                    Asset Purchase Agreement

99.1                    Press Release dated May 13, 2002

99.2 Quarterly Segment Reporting Showing Continuing and Discontinued Operations - Fiscal 2002 and Fiscal 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          COLUMBUS MCKINNON CORPORATION
                                          -----------------------------

                                          By:    /S/ ROBERT L. MONTGOMERY, JR.
                                                 -----------------------------
                                          Name:  Robert L. Montgomery, Jr.
                                          Title: Executive Vice President


Dated:  MAY 28, 2002
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

                                  EXHIBIT INDEX



EXHIBIT NUMBER          DESCRIPTION
---------------         -----------

     10.1               Asset Purchase Agreement

     99.1               Press Release dated May 13, 2002

     99.2 Quarterly Segment Reporting Showing Continuing and Discontinued Operations - Fiscal 2002 and Fiscal 2001